Exhibit 99.7

VIVAKOR, INC., ENDEAVOR CRUDE, LLC, MERIDIAN LEASING EQUIPMENT, LLC,

EQUIPMENT TRANSPORT, LLC AND SILVER FUELS PROCESSING, LLC

Unaudited Pro Forma Consolidated Balance Sheets

December 31, 2023

	Vivakor, Inc.*	Endeavor Entities**	Silver Fuels Processing, LLC	Adjustments		Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$744,307	$1,164,555	$5,990	$-		$1,914,852
Cash and cash equivalents, restricted	-	1,262,525	-	-		1,262,525
Accounts receivable	2,458,730	11,786,096	33,287	(204,329	)(f)	14,073,784
Accounts receivable-related party	174,083	139,134	30,750	-		343,967
Prepaid expenses	74,876	546,655	63,309	-		684,840
Marketable securities	495,826	-	-	-		495,826
Inventories	44,632	46,784	-	-		91,416
Other assets	1,118,188	2,953,305	-	-		4,071,493
Total current assets	5,110,642	17,899,054	133,336	(204,329)		22,938,703

Other investments	4,000	-	-	-		4,000
Other assets	-	871,655	2,992	-		874,647
Notes receivable	213,168	-	-	-		213,168
Property and equipment, net	24,299,317	65,895,192	1,157,113	-		91,351,622
Right of use assets-operating leases	1,534,870	5,657,160	-	-		7,192,030
License agreements, net	1,651,324	-	-	-		1,651,324
Intellectual property, net	23,437,654	-	-	11,552,563	(c)(d)	34,990,217
Goodwill	14,984,768	-	-	22,327,689	(b)	37,312,457
Total assets	$71,235,743	$90,323,061	$1,293,441	$33,675,923		$196,528,168

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$16,578,642	$5,987,368	$297,128	$(22,922	)(f)	$22,840,216
Accounts payable and accrued expenses-related parties	1,933,817	447,638	28,679	-		2,410,134
Accrued compensation	1,968,063	699,224	-	-		2,667,287
Operating lease liabilities, current	435,906	2,486,740	-	-		2,922,646
Finance lease liabilities, current	963,900	6,200,710	-	-		7,164,610
Line of credit	-	5,575,005		-		5,575,005
Loans and notes payable, current	2,477,970	17,241,350	-	-		19,719,320
Loans and notes payable, current-related parties	15,626,168	1,182,193	-	-		16,808,361
Total current liabilities	39,984,466	39,820,228	325,807	(22,922)		80,107,579

Operating lease liabilities, long term	1,193,915	3,164,086	-	-		4,358,001
Finance lease liabilities, long term	1,852,178	8,773,041	-	-		10,625,219
Loans and notes payable, long term	856,034	11,922,733	-	-		12,778,767
Loans and notes payable, long term-related parties	5,590,008	1,182,193	-	-		6,772,201
Long-term debt (working interest royalty programs)	4,433,630	-	-	-		4,433,630
Deferred tax liability	88,323	-	-	-		88,323
Total liabilities	53,998,554	64,862,281	325,807	(22,922)		119,163,720

Stockholders’ equity:
Preferred stock, $0.001 par value; 15,000,000 shares authorized, 54,955 outstanding	-	-	-	55	(a)	55
Common stock, $0.001 par value; 200,000,000 and 41,666,667 shares authorized; 36,242,029 and 18,064,838 were issued and outstanding as December 31, 2023 and 2022, respectively	26,221	-	-	10,021	(a)(e)	36,242
Additional paid-in capital	83,097,553	-	-	64,966,543	(a)(e)	148,064,096
Treasury stock, at cost	(20,000)	-	-	-		(20,000)
Accumulated deficit	(65,908,406)	25,460,780	967,634	(31,277,774	)(b)(d)(e)(f)	(70,757,766)
Total Vivakor, Inc. stockholders’ equity	17,195,368	25,460,780	967,634	33,698,845		77,322,627
Noncontrolling interest	41,821	-	-	-		41,821
Total stockholders’ equity	17,237,189	25,460,780	967,634	33,698,845		77,364,448
Total liabilities and stockholders’ equity	$71,235,743	$90,323,061	$1,293,441	$33,675,923		$196,528,168

Notes

*	Includes Vivakor, Inc. and all of its active wholly and majority-owned subsidiaries and any consolidated variable interest entities as reported in its Form 10-K for the year ended December 31, 2023.
**	Includes Endeavor Crude, LLC, Meridian Equipment Leasing, LLC, and active subsidiaries Equipment Transport, LLC and CPE Gathering Midcon, LLC.

(a)	To record the aggregate acquisition consideration, which is currently estimated to be approximately $61.6 million (subject to a full valuation report under our purchase price allocation to be completed by the Company by September 30, 2025) and is payable in shares of the Company’s common and preferred stock currently anticipated to consist of 6,724,219 shares of the Company's common stock and 54,955 shares of the Company’s Series A Preferred Stock.
(b)	To eliminate the capital structures of the acquired companies, and to record goodwill, and adjustments to the net assets with goodwill and such adjustments having been valued as of the actual date of close (October 1, 2024) with any variance due to the pro forma period of reporting being attributed to goodwill.
(c)	To allocate an estimated 20% of goodwill to intangible assets subject to a full valuation report to be completed by the Company by September 30, 2025.
(d)	To record amortization expense assuming a remaining useful life of 10 years on the intangible assets acquired if the acquisition had occurred on January 1, 2023. The life of the intangibles is an estimate subject to a full valuation report that will be completed by the Company by September 30, 2025.
(e)	To record the estimated dividends payable related to the cumulative 6% preferred stock to be issued as consideration if the acquisition had occurred on January 1, 2023.
(f)	To eliminate intercompany transactions between the acquired entities and Vivakor, Inc.*

VIVAKOR, INC., ENDEAVOR CRUDE, LLC, MERIDIAN LEASING EQUIPMENT, LLC,

EQUIPMENT TRANSPORT, LLC AND SILVER FUELS PROCESSING, LLC

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2023

	Vivakor, Inc.*	Endeavor Entities**	Silver Fuels Processing, LLC	Adjustments		Consolidated
Revenues
Product revenue - third parties	$46,252,141	$-	$-	$-		$46,252,141
Product revenue - related party	13,069,611	-	-	-		13,069,611
Services revenue - third parties	-	52,243,703	-	(658,182	)(c)	51,585,521
Services revenue - related party	-	265,486	630,000	-		895,486
Total revenues	59,321,752	52,509,189	630,000	(658,182)		111,802,759
Cost of revenues	54,300,788	22,953,043	128,766	-		77,382,597
Gross profit	5,020,964	29,556,146	501,234	(658,182)		34,420,161
Operating expenses:
Sales and marketing	3,070	-	-	-		3,070
General and administrative	7,416,810	16,910,628	265,264	(658,182	)(c)	23,934,519
Bad debt expense	-	39,197	-	-		39,197
Amortization and depreciation	3,932,744	7,820,817	252,147	1,370,651	(b)	13,376,359
Total operating expenses	11,352,624	24,770,642	517,411	712,469		37,353,146
Income (loss) from operations	(6,331,660)	4,785,504	(16,177)	(1,370,651)		(2,932,984)
Other income (expense):
Unrealized loss on marketable securities	(1,156,928)	-	-	-		(1,156,928)
Loss on disposition of asset	-	(48,630)	-	-		(48,630)
Gain on deconsolidation of variable interest entity	438,099	-	-	-		438,099
Gain on oil commodity hedging transactions	-	686,096	-	-		686,096
Interest income	14,953	70,696	-	-		85,649
Interest expense	(966,137)	(2,338,911)	-	-		(3,305,048)
Interest expense-related parties	(3,058,940)	-	-	-		(3,058,940)
Other income	318,041	416,920	160,432	-		895,393
Total other income (expense)	(4,410,912)	(1,213,829)	160,432	-		(5,464,309)
Income (loss) before provision for income taxes	(10,742,572)	3,571,675	144,255	(1,370,651)		(8,397,293)
Provision for income taxes	(92,703)	-	-	-		(92,703)
Consolidated net income (loss)	(10,835,275)	3,571,675	144,255	(1,370,651)		(8,489,996)
Less: Net loss attributable to noncontrolling interests	(96,650)	-	-	-		(96,650)
Net income (loss) attributable to Vivakor, Inc.	$(10,738,625)	$3,571,675	$144,255	$(1,370,651)		$(8,393,346)

Basic and diluted net loss per share	$(0.56)					$(0.32)

Basic weighted average common shares outstanding	19,261,143			10,021,521	(a)	26,583,845

Notes

*	Includes Vivakor, Inc. and all of its active wholly and majority-owned subsidiaries and any consolidated variable interest entities as reported in its Form 10-K for the year ended December 31, 2023.
**	Includes Endeavor Crude, LLC, Meridian Equipment Leasing, LLC, and active subsidiaries Equipment Transport, LLC and CPE Gathering Midcon, LLC.

(a)	Reflects the issuance of 6,724,219 Vivakor, Inc. common shares at acquisition (as calculated on actual close date of October 1, 2024) and 3,297,302 common shares related to the 6% preferred stock dividend-PIK as if the acquisition had occurred on January 1, 2023.
(b)	To record amortization of intangible expense of $1,370,651 upon close of the acquisition as if the acquisition had occurred on January 1, 2023.
(c)	To eliminate intercompany transactions between Vivakor, Inc. and the acquired entities.

VIVAKOR, INC., ENDEAVOR CRUDE, LLC, MERIDIAN LEASING EQUIPMENT, LLC,

EQUIPMENT TRANSPORT, LLC AND SILVER FUELS PROCESSING, LLC

Unaudited Pro Forma Consolidated Balance Sheets June 30, 2024

	Vivakor, Inc.*	Endeavor Entities**	Silver Fuels Processing, LLC	Adjustments		Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$94,970	$1,122,432	$4,673	$-		$1,222,075
Cash and cash equivalents, restricted	-	2,630,164	-	-		2,630,164
Accounts receivable	3,372,685	19,976,647	-	(686,334	)(f)	22,662,998
Accounts receivable-related party	106,000	5,420,074	207,055	-		5,733,129
Prepaid expenses	180,385	3,193,156	169,627	-		3,543,168
Marketable securities	413,188	-	-	-		413,188
Inventories	75,167	134,810	-	-		209,977
Other assets	1,511,254	-	8,312	-		1,519,566
Total current assets	5,753,649	32,477,283	389,667	(686,334)		37,934,265

Other investments	4,000	-	-	-		4,000
Other assets	-	1,194,614	12,992	-		1,207,606
Notes receivable	217,781	-	-	-		217,781
Property and equipment, net	27,641,821	61,738,454	986,566	-		90,366,841
Right of use assets-operating leases	1,353,507	4,424,081	-	-		5,777,588
License agreements, net	1,590,910	-	-	-		1,590,910
Intellectual property, net	22,133,251	1,476,652	-	10,622,549	(c)(d)	34,232,452
Goodwill	14,984,768	-	-	32,078,902	(b)	47,063,670
Total assets	$73,679,687	$101,311,084	$1,389,225	$42,015,117		$218,395,113

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$18,307,013	$14,026,873	$1,093	$(221,507	)(f)	$32,113,471
Accounts payable and accrued expenses-related parties	3,242,052	2,285,588	-	-		5,527,640
Accrued compensation	834,448	621,706	-	-		1,456,154
Line of credit	-	13,409,798	-	-		13,409,798
Operating lease liabilities, current	153,985	1,240,870	-	-		1,394,855
Finance lease liabilities, current	481,950	3,195,725	-	-		3,677,675
Loans and notes payable, current	3,960,231	19,812,798	-	-		23,773,029
Loans and notes payable, current-related parties	16,740,820	3,569,988	318,468	-		20,629,276
Total current liabilities	43,720,499	58,163,346	319,561	(221, 507)		101,981,899

Operating lease liabilities, long term	1,291,488	3,241,445	-	-		4,532,933
Finance lease liabilities, long term	2,096,882	9,705,171	-	-		11,802,053
Loans and notes payable, long term	879,645	12,978,246	-	-		13,857,891
Loans and notes payable, long term-related parties	5,590,008	-	-	-		5,590,008
Long-term debt (working interest royalty programs)	4,947,524	-	-	-		4,947,524
Deferred tax liability	120,076	-	-	-		120,076
Total liabilities	58,646,122	84,088,208	319,561	(221,507)		142,832,384

Stockholders’ equity:
Preferred stock, $0.001 par value; 15,000,000 shares authorized, 54,955 outstanding	-	-	-	55	(a)	55
Common stock, $0.001 par value; 200,000,000 shares authorized; 37,508,017 and 26,220,508 were issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	29,136	-	-	8,373	(a)(e)	37,509
Additional paid-in capital	86,134,795	-	-	63,319,540	(a)(e)	149,454,335
Treasury stock, at cost	(20,000)	-	-	-		(20,000)
Accumulated deficit	(71,103,639)	17,222,876	1,069,664	(21,091,344	)(b)(d)(e)(f)	(73,902,443)
Total Vivakor, Inc. stockholders’ equity	15,040,292	17,222,876	1,069,664	42,236,625		75,569,457
Noncontrolling interest	(6,727)	-	-	-		(6,727)
Total stockholders’ equity	15,033,565	17,222,876	1,069,664	42,236,625		75,562,730
Total liabilities and stockholders’ equity	$73,679,687	$101,311,084	$1,389,225	$42,015,117		$218,395,113

Notes

*	Includes Vivakor, Inc. and all of its active wholly and majority-owned subsidiaries and any consolidated variable interest entities as reported in its Form 10-Q for the six months ended June 30, 2024.
**	Includes Endeavor Crude, LLC, Equipment Transport, LLC, and Meridian Equipment Leasing, LLC, and active subsidiary CPE Gathering Midcon, LLC.

(a)	To record the aggregate acquisition consideration, which is currently estimated to be approximately $61.6 million (subject to a full valuation report under our purchase price allocation to be completed by the Company by September 30, 2025) and is payable in shares of the Company’s common and preferred stock currently anticipated to consist of 6,724,219 shares of the Company's common stock and 54,955 shares of the Company’s Series A Preferred Stock.
(b)	To eliminate the capital structures of the acquired companies, and to record goodwill, and adjustments to the net assets with goodwill and such adjustments having been valued as of the actual date of close (October 1, 2024) with any variance due to the pro forma period of reporting being attributed to goodwill.
(c)	To allocate an estimated 20% of goodwill to intangible assets subject to a full valuation report to be completed by the Company by September 30, 2025.
(d)	To record amortization expense assuming a remaining useful life of 9 years on the intangible assets acquired if the acquisition had occurred on January 1, 2024. The life of the intangibles is an estimate subject to a full valuation report that will be completed by the Company within by September 30, 2025.
(e)	To record the estimated dividends payable related to the cumulative 6% preferred stock to be issued as consideration if the acquisition had occurred on January 1, 2024.
(f)	To eliminate intercompany transactions between the acquired entities and Vivakor, Inc.*

VIVAKOR, INC., ENDEAVOR CRUDE, LLC, MERIDIAN LEASING EQUIPMENT, LLC,

EQUIPMENT TRANSPORT, LLC AND SILVER FUELS PROCESSING, LLC

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2024

	Vivakor, Inc.*	Endeavor Entities**	Silver Fuels Processing, LLC	Adjustments		Consolidated
Revenues
Product revenue - third parties	$26,223,680	$-	$-	$-		$26,223,680
Product revenue - related party	5,978,833	-	-	-		5,978,833
Services revenue - third parties	-	41,491,414	379,500	(444,560	)(c)	41,426,354
Services revenue - related party	-	5,347,008	58,360	-		5,405,368
Total revenues	32,202,513	46,838,422	437,860	(444,560)		79,034,235
Cost of revenues	30,023,562	10,196,478	67,387	-		40,287,427
Gross profit	2,178,951	36,641,944	370,473	(444,560)		38,746,808
Operating expenses:
Sales and marketing	11,668	-	-	-		11,668
General and administrative	4,639,146	27,591,588	176,325	(444,560	)(c)	31,962,499
Amortization and depreciation	1,997,473	7,890,989	164,118	685,326	(b)	10,737,906
Total operating expenses	6,648,287	35,482,577	340,443	240,766		42,712,073
Income (loss) from operations	(4,469,336)	1,159,367	30,030	(685,326)		(3,965,265)
Other income (expense):						0
Unrealized loss on marketable securities	(82,638)	-	-	-		(82,638)
Loss on disposition of asset	-	(18,630)	-	-		(18,630)
Gain deconsolidation of subsidiary	177,550	-	-	-		177,550
Interest income	4,613	35,500	-	-		40,113
Interest expense	(923,987)	(3,825,511)	-	-		(4,749,498)
Other income	84,000	58,932	-	-		142,932
Total other income (expense)	(740,462)	(3,749,709)	-	-		(4,490,171)
Income (loss) before provision for income taxes	(5,209,798)	(2,590,342)	30,030	(685,326)		(8,455,436)
Provision for income taxes	(33,983)	-	-	-		(33,983)
Consolidated net income (loss)	(5,243,781)	(2,590,342)	30,030	(685,326)		(8,489,419)
Less: Net loss attributable to noncontrolling interests	(48,548)	-	-	-		(48,548)
Net income (loss) attributable to Vivakor, Inc.	$(5,292,329)	$(2,590,342)	$30,030	$(685,326)		$(8,537,967)

Basic and diluted net loss per share	$(0.19)					$(0.25)

Basic weighted average common shares outstanding	27,189,918			8,372,870	(a)	34,312,712

Notes

*	Includes Vivakor, Inc. and all of its active wholly and majority-owned subsidiaries and any consolidated variable interest entities as reported in its Form 10-Q for the six months ended June 30, 2024.
**	Includes Endeavor Crude, LLC, Equipment Transport, LLC, and Meridian Equipment Leasing, LLC, and active subsidiary CPE Gathering Midcon, LLC.

(a)	Reflects the issuance of 6,724,219 Vivakor, Inc. common shares at acquisition (as calculated on actual close date of October 1, 2024) and 1,648,651 common shares related to the 6% preferred stock dividend-PIK as if the acquisition had occurred on January 1, 2024.
(b)	To record amortization of intangible expense of $685,326 upon close of the acquisition as if the acquisition had occurred on January 1, 2024.
(c)	To eliminate intercompany transactions between Vivakor, Inc. and the acquired entities

VIVAKOR, INC., ENDEAVOR CRUDE, LLC, MERIDIAN LEASING EQUIPMENT, LLC,

EQUIPMENT TRANSPORT, LLC AND SILVER FUELS PROCESSING, LLC

Unaudited Pro Forma Consolidated Balance Sheets September 30, 2024

	Vivakor, Inc.*	Endeavor Entities**	Silver Fuels Processing, LLC	Adjustments		Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$687,172	$710,366	$1,699	$-		$1,399,237
Cash and cash equivalents, restricted	-	3,258,649	-	-		3,258,649
Accounts receivable	691,895	10,318,678	-	(607,957	)(f)	10,402,617
Accounts receivable-related party	137,000	871,797	20,712	-		1,029,509
Prepaid expenses	81,484	3,232,191	108,889	-		3,422,564
Marketable securities	1,239,565	-	-	-		1,239,565
Inventories	184,882	126,298	-	-		311,180
Other assets	1,639,084	-	1,013	-		1,640,097
Total current assets	4,661,082	18,517,979	132,313	(607,957)		22,703,417

Other investments	4,000	-	-	-		4,000
Other assets	-	1,149,824	12,992	-		1,162,816
Notes receivable	220,088	-	-	-		220,088
Property and equipment, net	28,348,642	58,813,934	902,680	-		88,065,256
Right of use assets-operating leases	1,283,378	3,899,499	-	-		5,182,877
License agreements, net	1,560,703	-	-	-		1,560,703
Intellectual property, net	21,481,049	738,326	-	10,965,212	(c)(d)	33,184,587
Goodwill	14,984,768	-	-	40,221,894	(b)	55,206,662
Total assets	$72,543,710	$83,119,562	$1,047,985	$50,579,149		$207,290,406

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$19,635,178	$9,540,065	$36,009	$(225,548	)(f)	$28,985,703
Accounts payable and accrued expenses-related parties	778,559	1,389,267	282,481	-		2,450,307
Accrued compensation	1,046,481	682,877	-	-		1,729,358
Operating lease liabilities, current	177,249	617,935	-	-		795,184
Finance lease liabilities, current	717,828	1,693,233	-	-		2,411,061
Loans and notes payable, current	3,236,529	22,131,967	-	-		25,368,496
Loans and notes payable, current-related parties	21,538,331	2,690,208	-	-		24,228,539
Line of credit	-	10,835,696	-	-		10,835,696
Total current liabilities	47,130,154	49,581,248	318,490	(225,548)		96,804,344

Operating lease liabilities, long term	1,199,082	3,281,564	-	-		4,480,646
Finance lease liabilities, long term	1,734,193	10,121,022	-	-		11,855,215
Loans and notes payable, long term	355,812	11,743,663	-	-		12,099,475
Long-term debt (working interest royalty programs)	5,264,818	-	-	-		5,264,818
Deferred tax liability	120,076	-	-	-		120,076
Total liabilities	55,804,135	74,727,497	318,490	(225,548)		130,624,574

Stockholders’ equity:
Preferred stock, $0.001 par value; 15,000,000 shares authorized, 54,955 outstanding	-	-	-	55	(a)	55
Common stock, $0.001 par value; 200,000,000 shares authorized; 42,835,540 and 26,220,508 were issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	33,638	-	-	9,197	(a)(e)	42,835
Additional paid-in capital	89,576,500	-	-	64,143,041	(a)(e)	153,719,541
Treasury stock, at cost	(20,000)	-	-	-		(20,000)
Accumulated deficit	(72,791,791)	8,392,065	729,495	(13,347,597	)(b)(d)(e)(f)	(77,017,828)
Total Vivakor, Inc. stockholders’ equity	16,798,347	8,392,065	729,495	50,804,697		76,724,604
Noncontrolling interest	(58,772)	-	-	-		(58,772)
Total stockholders’ equity	16,739,575	8,392,065	729,495	50,804,697		76,665,832
Total liabilities and stockholders’ equity	$72,543,710	$83,119,562	$1,047,985	$50,579,149		$207,290,406

Notes
*	Includes Vivakor, Inc. and all of its active wholly and majority-owned subsidiaries and any consolidated variable interest entities as reported in its Form 10-Q for the nine months ended September 30, 2024.
**	Includes Endeavor Crude, LLC, Equipment Transport, LLC, and Meridian Equipment Leasing, LLC, and active subsidiary CPE Gathering Midcon, LLC.

(a)	To record the aggregate acquisition consideration, which is currently estimated to be approximately $61.6 million (subject to a full valuation report under our purchase price allocation to be completed by the Company by September 30, 2025) and is payable in shares of the Company’s common and preferred stock currently anticipated to consist of 6,724,219 shares of the Company's common stock and 54,955 shares of the Company’s Series A Preferred Stock.
(b)	To eliminate the capital structures of the acquired companies, and to record goodwill, and adjustments to the net assets with goodwill and such adjustments having been valued as of the actual date of close (October 1, 2024) with any variance due to the pro forma period of reporting being attributed to goodwill.
(c)	To allocate an estimated 20% of goodwill to intangible assets subject to a full valuation report to be completed by the Company by September 30, 2025.
(d)	To record amortization expense assuming a remaining useful life of 9 years on the intangible assets acquired if the acquisition had occurred on January 1, 2024. The life of the intangibles is an estimate subject to a full valuation report that will be completed by the Company by September 30, 2025.
(e)	To record the estimated dividends payable related to the cumulative 6% preferred stock to be issued as consideration if the acquisition had occurred on January 1, 2024.
(f)	To eliminate intercompany transactions between the acquired entities and Vivakor, Inc.*

VIVAKOR, INC., ENDEAVOR CRUDE, LLC, MERIDIAN LEASING EQUIPMENT, LLC,

EQUIPMENT TRANSPORT, LLC AND SILVER FUELS PROCESSING, LLC

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2024

	Vivakor, Inc.*	Endeavor Entities**	Silver Fuels Processing, LLC	Adjustments		Consolidated
Revenues
Product revenue - third parties	$30,999,451	$-	$-	$-		$30,999,451
Product revenue - related party	17,119,485	-	-	-		17,119,485
Services revenue - third parties	-	68,568,366	569,250	(607,449	)(c)	68,530,167
Services revenue - related party	-	2,107,086	81,884			2,188,970
Total revenues	48,118,936	70,675,452	651,134	(607,449)		118,838,073
Cost of revenues	44,213,635	33,226,531	60,977	-		77,501,143
Gross profit	3,905,301	37,448,921	590,157	(607,449)		41,336,930
Operating expenses:
Sales and marketing	18,318	-	-	-		18,318
General and administrative	7,252,540	23,714,693	221,795	(607,449	)(c)	30,581,579
Amortization and depreciation	3,062,416	11,552,335	180,218	1,027,989	(b)	15,822,958
Total operating expenses	10,333,274	35,267,028	402,013	420,539		46,422,854
Income (loss) from operations	(6,427,973)	2,181,893	188,144	(1,027,989)		(5,085,925)
Other income (expense):
Unrealized gain on marketable securities	743,739	-	-	-		743,739
Loss on disposition of asset	-	(18,630)	-	-		(18,630)
Gain deconsolidation of subsidiary	177,550	-	-	-		177,550
Interest income	6,920	65,595	-	-		72,515
Credit losses	-	(106,725)	-	-		(106,725)
Interest expense	(1,565,231)	(6,727,054)	-	-		(8,292,285)
Interest expense-related parties	-	-	-	-		-
Other income	115,000	59,351	33,750	-		208,101
Total other income (expense)	(522,022)	(6,727,463)	33,750	-		(7,215,735)
Income (loss) before provision for income taxes	(6,949,995)	(4,545,570)	221,894	(1,027,989)		(12,301,660)
Provision for income taxes	(33,983)	-	-	-		(33,983)
Consolidated net income (loss)	(6,983,978)	(4,545,570)	221,894	(1,027,989)		(12,335,643)
Less: Net loss attributable to noncontrolling interests	(100,593)	-	-	-		(100,593)
Net income (loss) attributable to Vivakor, Inc.	$(6,883,385)	$(4,545,570)	$221,894	$(1,027,989)		$(12,235,050)

Basic and diluted net loss per share	$(0.24)					$(0.34)

Basic weighted average common shares outstanding	28,282,472			9,197,195	(a)	35,844,608

Notes

*	Includes Vivakor, Inc. and all of its active wholly and majority-owned subsidiaries and any consolidated variable interest entities as reported in its Form 10-Q for the nine months ended September 30, 2024.
**	Includes Endeavor Crude, LLC, Equipment Transport, LLC, and Meridian Equipment Leasing, LLC, and active subsidiary CPE Gathering Midcon, LLC.

(a)	Reflects the issuance of 6,724,219 Vivakor, Inc. common shares at acquisition (as calculated on actual close date of October 1, 2024) and 2,472,976 common shares related to the 6% preferred stock dividend-PIK as if the acquisition had occurred on January 1, 2024.
(b)	To record amortization of intangible expense of $770,991 upon close of the acquisition as if the acquisition had occurred on January 1, 2024.
(c)	To eliminate intercompany transactions between Vivakor, Inc. and the acquired entities